SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2010

BNC BANCORP

(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1226 Eastchester Drive

High Point, North Carolina 27265

(Address of principal executive offices)

(336) 476-9200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Investment Agreement

On June 14, 2010, BNC Bancorp (the “Company”) entered into an Investment Agreement (the “Investment Agreement”) with Aquiline BNC Holdings LLC, a Delaware limited liability company (“Aquiline”). Pursuant to the Investment Agreement, Aquiline purchased 892,799 shares of the Company’s common stock, no par value per share, at $10.00 per share and 1,804,566 shares of the Company’s Mandatorily Convertible Non-Voting Preferred Stock, Series B (the “Series B Preferred Stock”) at a price of $10.00 per share. The purchase of common stock and Series B Preferred Stock by Aquiline was part of a $35 million private placement that closed on June 14, 2010 (the “Private Placement”). In addition to Aquiline, other investors, including certain directors of the Company, purchased 802,635 shares of the Company’s common stock at $10.00 per share (collectively, with Aquiline, the “Investors”) as a part of the Private Placement on June 14, 2010. The Investors, other than Aquiline, entered into Subscription and Registration Rights Agreements with the Company in connection with their investment in the Company’s common stock in the Private Placement.

The Series B Preferred Stock issued to Aquiline is a new series of the Company’s preferred stock that is designed to be a common stock equivalent that is a non-voting security for purposes of the Bank Holding Company Act of 1956, as amended, and the Change in Bank Control Act. The Series B Preferred Stock will receive such dividends and other distributions as declared and paid by the Company to all holders of common stock, on an as-converted basis. The shares of the Series B Preferred Stock will be mandatorily converted into shares of the Company’s common stock based upon the $10.00 per share purchase price (subject to adjustment in certain events) only when the shares of the Series B Preferred Stock are transferred by Aquiline to third parties in a “widely dispersed offering.” For purposes of the Series B Preferred Stock, a “widely dispersed offering” means (i) a widespread public distribution, (ii) a transfer in which no transferee (or group of associated transferees) would receive more than two percent (2%) of any class of voting securities of the Company or (iii) a transfer to a transferee that would control more than fifty percent (50%) of the voting securities of the Company without any transfer from Aquiline. The Series B Preferred Stock may not be redeemed by the Company at any time.

The Investment Agreement with Aquiline contains representations and warranties and covenants of the Company and Aquiline. The provisions of the Investment Agreement also include an agreement by the Company to indemnify Aquiline against certain liabilities.

In accordance with the Investment Agreement, following the Company’s 2010 Annual Meeting of Shareholders on June 15, 2010, the Company’s Board of Directors (the “Board”) increased the size of the Board from 12 to 13 members and elected R. Mark Graf as Aquiline’s representative to fill the newly created vacancy and to serve on the Board until the Company’s 2011 Annual Meeting of Shareholders. The Investment Agreement requires the Company to recommend to the shareholders the election of the board representative of Aquiline to the Board at the Company’s 2011 Annual Meeting of Shareholders and at all subsequent annual meetings, subject to all legal and governance requirements regarding service as a director of the Company. The requirement to recommend Aquiline’s representative to the Board terminates when the shares of the Company’s common stock and common stock issuable upon the conversion of the Series B Preferred Stock owned by Aquiline and its affiliates represents less than five percent (5%) of the number of outstanding shares of the Company’s common stock and common stock issuable upon the conversion of the Series B Preferred Stock.

The Investment Agreement also grants Aquiline preemptive rights with respect to public or private offerings of the Company’s common stock, preferred stock or restricted stock (or any securities, options or warrants or debt that is convertible or exchangeable into, or exercisable for, the Company’s equity or that contains an equity component) to enable Aquiline to maintain its percentage interest of the Company’s capital stock it beneficially owns. The preemptive rights are subject to certain customary exceptions, including issuance of common stock under employee stock benefit plans (or any stock benefit plans assumed in or in connection with any merger or acquisition), issuances of capital stock of the Company as consideration in a merger or acquisition, or issuances of dividends or in connection with a dividend reinvestment plan. The preemptive rights granted to Aquiline terminate when the shares of the Company’s common stock and common stock issuable upon the conversion of the Series B Preferred Stock owned by Aquiline and its affiliates represents less than five percent (5%) of the number of outstanding shares of the Company’s common stock and common stock issuable upon the conversion of the Series B Preferred Stock.

Both the Investment Agreement entered into with Aquiline and the Subscription and Registration Rights Agreement entered into with the other Investors obligate the Company to use its reasonable best efforts to file a registration statement covering the resale of the Company’s common stock issued to the Investors and the common stock issuable pursuant to the conversion of the Series B Preferred Stock in the Private Placement within 60 days following the closing of the Private Placement. Both the Investment Agreement and the Subscription and Registration Rights Agreement also grant the Investors certain piggyback registration rights.

The foregoing descriptions of the Investment Agreement and the Subscription and Registration Rights Agreement do not purport to be complete, and are qualified in their entirety by reference to such agreements, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Important Information

The investments discussed above involve the sale of securities in private transactions that were not registered under the Securities Act of 1933, as amended (the “Securities Act”) and will be subject to the resale restrictions under that Act. Such securities may not be offered or sold absent registration or an applicable exemption from registration. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding the Private Placement set forth under Item 1.01 is incorporated by reference into this Item 3.02. The issuance of the Company’s common stock and the Series B Preferred Stock pursuant to the Private Placement is a private placement to “accredited investors” (as that term is defined under Rule 501 of Regulation D), and is exempt from registration under the Securities Act, in reliance upon Section 4(2) of the Securities Act and Rule 506 of Regulation D, as a transaction by an issuer not involving a public offering.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated by reference into this Item 3.03.

On June 14, 2010, the Company filed Articles of Amendment with the Secretary of State of North Carolina designating the preferences, limitations and relative rights of the Series B Preferred Stock. The Articles of Amendment were effective upon filing and all of the Series B Preferred Stock was issued in connection with the Private Placement on June 14, 2010. In the event of any liquidation, dissolution or winding-up of the affairs of the Company, after payment or provision for payment of the debts and other liabilities of the Company, the holders of the Series B Preferred Stock will be entitled to receive, out of the assets of the Company and after any payment required to be made to any holders of the Series A Preferred Stock and any other series of preferred stock that is issued by the Company from time to time unless so designated in such series of Preferred Stock, (i) $0.01 per share, (ii) the amount that a holder of shares of the Company’s common stock would be entitled to receive (based on each share of Series B Preferred Stock being converted into one share of common stock immediately prior to the liquidation, dissolution or winding up, assuming such shares of common stock were outstanding) and (iii) an amount equal to all declared and unpaid dividends for prior dividend periods, before any distribution shall be made to holders of the common stock or any other class of stock or series thereof ranking junior to the Series B Preferred Stock with respect to the distribution of assets.

The Articles of Amendment are attached hereto as Exhibit 3.1 and incorporated herein by reference. A copy of the form of certificate for the Series B Preferred Stock is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 1.01 is incorporated by reference into this Item 5.02.

Election of New Director

On June 15, 2010, the Board increased the size of the Board from 12 to 13 directors and elected R. Mark Graf to fill the newly created vacancy, effective immediately. Mr. Graf was nominated for election to the Board by Aquiline in accordance with Section 4.3 of the Investment Agreement. Mr. Graf will hold office until the Company’s 2011 Annual Meeting of Shareholders. Mr. Graf was also appointed by the Board to serve as a member of the Board’s Executive Committee, effective immediately.

As a non-employee director, Mr. Graf also will receive an annual retainer and per meeting fees for attendance at regularly scheduled Board and committee meetings commensurate with that paid to other non-employee directors pursuant to the Company’s director compensation policies, as they may be amended from time to time. Mr. Graf also will be reimbursed for expenses incurred in his capacity as a director of the Company and will be eligible to receive stock option awards under the Company’s Stock Option Plan for Non-Employees/Directors.

Amendment to Omnibus Stock Ownership and Long Term Incentive Plan

On June 15, 2010, at the 2010 Annual Meeting of the Company’s shareholders, the shareholders approved Amendment No. 1 (the “Amendment”) to the Company’s Omnibus Stock Ownership and Long Term Incentive Plan (the “Plan”). The Amendment provides for an increase of 400,000 shares of the Company’s common stock underlying rights which may be granted pursuant to the Plan. The rights which may be granted include stock options, restricted stock and stock appreciation rights (collectively, the “Rights”).

All of these Rights must be granted or awarded by May 18, 2014, ten years from the date the Plan was originally approved by the Company’s shareholders. The terms and conditions under which such Rights may be awarded are identical to any Rights previously awarded. No other changes to the Plan were considered or were approved by the Board or the Company’s shareholders. Both key employees, including our named executive officers, and directors are eligible to receive awards of Rights under the Plan. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 1.01 and Item 3.03 is incorporated by reference into this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Shareholders of the Company was held on June 15, 2010. A brief description of each matter submitted to a vote of the shareholders at the annual meeting and, for each matter, the number of votes cast in favor, against or withheld and, where applicable, the number of abstentions and the number of broker non-votes are set forth below. Each matter was approved by the requisite vote of the Company’s shareholders. A more complete description of each matter is set forth in the Company’s proxy statement for the annual meeting.

1.

Election of Lenin J. Peters, M.D., Thomas R. Smith, CPA, D. Vann Williford and Thomas R. Sloan to serve on the Company’s Board of Directors until the 2013 annual meeting of shareholders or until their successors are duly elected and qualified.

Nominee	Shares Voted in Favor	Shares Withheld	Broker Non-Votes

Lenin J. Peters, M.D.	4,389,250	51,694	1,680,771

Thomas R. Smith, CPA	4,409,127	31,817	1,680,771

D. Vann Williford	4,379,878	61,066	1,680,771

Thomas R. Sloan	4,402,784	38,160	1,680,771

2.	Approval of extending authorization for the Company to issue shares of common stock in one or more non-public offerings in accordance with Nasdaq Marketplace Rule 5635.

Shares Voted in Favor	Shares Voted Against	Shares Abstaining	Broker Non-Votes
4,156,227	186,937	97,780	1,680,771

3.	Approval of Amendment No. 1 to the Company’s Omnibus Stock Ownership and Long Term Incentive Plan.

Shares Voted in Favor	Shares Voted Against	Shares Abstaining	Broker Non-Votes
4,124,312	168,319	148,313	1,680,771

4.	Approval of the compensation of the Company’s executive officers.

Shares Voted in Favor	Shares Voted Against	Shares Abstaining
5,727,219	243,604	150,892

5.	Ratification of the appointment of Cherry, Bekaert & Holland LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Shares Voted in Favor	Shares Voted Against	Shares Abstaining
6,038,177	37,291	46,247

Item 8.01	Other Events.

On June 14, 2010, the Company issued a press release announcing the Private Placement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

Exhibit 3.1	Articles of Amendment To Designate the Terms of the Mandatorily Convertible Non-Voting Preferred Stock, Series B

Exhibit 4.1	Form of Certificate for the Mandatorily Convertible Non-Voting Preferred Stock, Series B

Exhibit 10.1	Investment Agreement by and among BNC Bancorp and Aquiline BNC Holdings LLC dated as of June 14, 2010

Exhibit 10.2	Form of Subscription and Registration Rights Agreement

Exhibit 10.3	Amendment No. 1 to Omnibus Stock Ownership and Long Term Incentive Plan

Exhibit 99.1	Press Release announcing the Private Placement, dated June 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2010

BNC BANCORP

By:	/s/ David B. Spencer
David B. Spencer Executive Vice President & Chief Financial Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 3.1	Articles of Amendment To Designate the Terms of the Mandatorily Convertible Non-Voting Preferred Stock, Series B

Exhibit 4.1	Form of Certificate for the Mandatorily Convertible Non-Voting Preferred Stock, Series B

Exhibit 10.1	Investment Agreement by and among BNC Bancorp and Aquiline BNC Holdings LLC dated as of June 14, 2010

Exhibit 10.2	Form of Subscription and Registration Rights Agreement

Exhibit 10.3	Amendment No. 1 to Omnibus Stock Ownership and Long Term Incentive Plan

Exhibit 99.1	Press Release announcing the Private Placement, dated June 15, 2010